UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 9, 2022 (November 9, 2022)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

94 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Shares, par value $0.01 per share	MHLD	NASDAQ Capital Market
Series A Preference Shares, par value $0.01 per share	MH.PA	New York Stock Exchange
Series C Preference Shares, par value $0.01 per share	MH.PC	New York Stock Exchange
Series D Preference Shares, par value $0.01 per share	MH.PD	New York Stock Exchange

Item 8.01	Other Events.

On November 9, 2022, the Company issued a press release announcing its intention to exchange all of the Company’s outstanding 8.25% Non-Cumulative Preference Shares Series A, 7.125% Non-Cumulative Preference Shares Series C and 6.700% Non-Cumulative Preference Shares Series D for shares of the Company’s common shares, $0.01 par value per share via its investor relations website at https://www.maiden.bm/investor_relations, which press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibit

Exhibit
No.	Description

99.1	Press Release of Maiden Holdings, Ltd., dated November 9, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 9, 2022	MAIDEN HOLDINGS, LTD.

		By:	/s/ Lawrence F. Metz
Lawrence F. Metz
President and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Maiden Holdings, Ltd., dated November 1, 2022

Exhibit 99.1

PRESS RELEASE

Maiden Announces its Intention to
Convert its Preferences Shares,
Series A, Series C and Series D into Common Shares

PEMBROKE, Bermuda, November 9, 2022 - Maiden Holdings, Ltd., a Bermuda-based holding company (NASDAQ:MHLD) (“Maiden” or the “Company”) announced today its intention to exchange all of the Company’s outstanding 8.25% Non-Cumulative Preference Shares Series A (the “Series A Preference Shares”), 7.125% Non-Cumulative Preference Shares Series C (the “Series C Preference Shares”) and 6.700% Non-Cumulative Preference Shares Series D (the “Series D Preference Shares” and, together with the Series A Preference Shares and the Series C Preference Shares, the “Preference Shares”) for shares of Maiden’s common shares, $0.01 par value per share (the “Common Shares”), subject to the terms of the certificate of designations for each of the Preference Shares, as amended (the “Exchange”). The Exchange requires that the terms of each of the Preference Shares be varied and any such variation will require the affirmative vote of holders of two-thirds of the issued shares of each series of the Preference Shares. Maiden Reinsurance Ltd. (“Maiden Reinsurance”), which currently owns more than 73% of each series of the Preference Shares, has indicated it will consent to the variations for each of the series of Preference Shares in order to effectuate the Exchange. The Company’s board of directors (the “Board”) established a special committee consisting solely of disinterested and independent directors (the “Special Committee”) for the purpose of evaluating and, if appropriate, negotiating and approving potential amendments to the certificates of designations for each series of Preference Shares in order to effectuate the Exchange. Advised by its own financial and legal advisors, the Special Committee unanimously approved an exchange ratio of three Common Shares per Preference Share of each series for record holders of the Preference Shares. The Board has also approved the amendments to the certificates of designations for each series of Preference Shares, and the Exchange. Under the proposed terms of the Exchange, holders of Preference Shares at the time of the Exchange will receive Common Shares having a fair value that meets the “Minimum Price” as determined in accordance with the rules of NASDAQ and as will be described in an information statement that Maiden will file with the Securities and Exchange Commission (the “SEC”) and will distribute to preference shareholders (the “Information Statement”). Specifically, holders of Preference Shares of each series will receive, for each Preference Share held, three Common Shares, with the value of each Preference Share so exchanged being equal to three times the price that is the lower of: (i) the closing price of the Common Shares (as reflected on Nasdaq.com) immediately preceding the date of the Exchange; and (ii) the average closing price of the Common Shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the date of the Exchange. As a result of the Exchange, the Preference Shares will no longer trade on the New York Stock Exchange, and no Preference Shares will be issued or outstanding. All rights of the former holders related to ownership of the Preference Shares will terminate.
Upon completion of the Exchange, it is expected that Maiden Reinsurance will own approximately 29% of the Common Shares as of the date of the Exchange as described above, which Common Shares will be eliminated for accounting and financial reporting purposes on the Company’s consolidated financial statements. Maiden Reinsurance’s voting power with respect to its Common Shares will be capped at 9.5% under the terms of the bye-laws of the Company.
The Exchange and the ownership of the Common Shares by Maiden Reinsurance is being made in compliance with Maiden Reinsurance’s investment policy which has been approved by the Vermont Department of Financial Regulation.
As a result of the Exchange, Maiden estimates that its book value per Common Share will increase by approximately $0.82 per Common Share, subject to the determination of the final value of the Preference Shares and the exchange price of the Common Shares. Maiden expects to complete the transaction on or before December 31, 2022 and will notify holders of the exchange date when determined.
Odeon Capital Group, LLC acted as financial advisor to the Company. Houlihan Lokey acted as financial advisor to the Special Committee.
Pursuant to Rule 14c-2(a)(1) under the Securities Exchange Act of 1934, as amended, Maiden will file with the SEC the Information Statement on Schedule 14C, which will contain additional information with respect to the Exchange. When available, the Schedule 14C, including any exhibits and any amendments and supplements thereto, may be examined, and copies may be obtained, at the SEC’s website at www.sec.gov.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE SECURITIES.

About Maiden Holdings, Ltd.
Maiden Holdings, Ltd. is a Bermuda-based holding company formed in 2007. Maiden creates shareholder value by actively managing and allocating our assets and capital, including through ownership and management of businesses and assets mostly in the insurance and related financial services industries where we can leverage our deep knowledge of those markets. Maiden also provides a full range of legacy services to small insurance companies, particularly those in run-off or with blocks of reserves that are no longer core, working with clients to develop and implement finality solutions including acquiring entire companies that enable our clients to meet their capital and risk management objectives.

Forward-Looking Statements
This press release includes forward-looking statements. These forward-looking statements include general statements both with respect to us and the insurance industry and generally are identified with the words “anticipate,” “believe,” “expect,” “predict,” “estimate,” “intend,” “plan,” “project,” “seek,” “potential,” “possible,” “could,” “might,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements contained or incorporated by reference in this Statement should not be considered as a representation by us or any other person that our objectives or plans or other matters described in any forward-looking statement will be achieved. These statements are based on current plans, estimates, assumptions and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore, you should not place undue reliance on them.

CONTACT:

Sard Verbinnen & Co.
Maiden-SVC@sardverb.com